Exhibit 99.1

 CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  MAY 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   3    PDS Biotech’s Versamune®-based immunotherapies promote a powerful in vivo tumor-specific CD8+ killer T-cell response  Generate a strong CD8+ T-cell memory response resulting in long-lasting efficacy  Are versatile and shown to be effective on their own or in combination with other drugs to improve their efficacy  Generate potency without systemic side effects    The most significant barrier to effective immunotherapy has been their inability to promote adequate CD8+ killer T-cell responses in vivo resulting in diminished efficacy  Versamune®-based therapies also:

 PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  4  NCI-initiated phase 2 trial in advanced HPV-cancer reported preliminary efficacy in 83% (5 of 6) of HPV16-positive patients who failed both chemotherapy and/or radiation treatmentPre-clinical studies demonstrated potential to work with a wide array of oncogenes and viral antigensMultiple composition and application patents valid through mid-2030s  Biopharma developing novel cancer treatment candidates and T-cell-activating vaccine candidates for infectious diseasesThree phase 2 oncology clinical trials in progress to initial data releases in 2021Clinical partnerships with Merck, MD Anderson and National Cancer Institute~15 employees with headquarters in Florham Park, NJDebt free with approximately $29.5M in cash as of 3/31/21*  Pipeline      Versamune® Platform  Corporate Overview  *The Company received $4.5M from the sale of NJ Net Operating Loss Tax Benefits in May 2021 which has been added to the cash balance reported on our Form 10-Q as of 3/31/2021.

 PDS Biotech’s robust Versamune®-based pipeline is being developed in partnership with the leaders in immuno-oncology and infectious disease  5  Reference: Data on file.  *  *Consortium of PDS Biotech, Farmacore and Blanver. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (MCTI)

 PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products  6    Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  Frank Bedu-Addo, PhDChief Executive Officer    Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing  Gregory Conn, PhDChief Scientific Officer     >30 years of translational clinical research experienceFormer Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Lauren V. Wood, MDChief Medical Officer    Senior executive experience with over 20 years of experience in high tech companiesIn-depth experience with M&A transactions, capital markets, business development and investor relations  Seth Van Voorhees, PhDChief Financial Officer

 Introduction to the Versamune® Platform

 Versamune® is designed to induce a robust and targeted anti-tumor response in vivo when administered with a tumor-associated antigen  8  Reference: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.Smalley Rumfield C et al.. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.    Promotes uptake of vaccine or immunotherapy and entry into lymph nodes  Promotes antigen processing and presentation to T-cells via MHC I and II pathways  Activates Type I Interferon pathway, enabling a powerful anti-tumor killer CD8+ T-cell response    Versamune® + Tumor-associated proteins (antigens)

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  9  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose in preclinical studies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.  (PDS0101)

 PDS0101 Phase 2 Clinical Development

 Combinations of PDS0101 with FDA-approved standard of careFirst line treatment of recurrent/metastatic HPV-positive head and neck cancerCombination with Keytruda®Treatment of advanced localized cervical cancerCombination with chemoradiotherapy  11  Novel combinations of PDS0101 with promising, investigational immunotherapeutic agentsTreatment of advanced HPV-associated cancers (anal, cervical, vaginal, head and neck etc.)Triple combination with Bintrafusp-alpha (bi-functional checkpoint inhibitor - M7824) and M9241 (antibody conjugated immuno-cytokine)  Clinical strategy: Develop PDS0101 in combination with established therapies for rapid proof-of-concept and risk mitigation

 Phase 2 investigator-led clinical trial evaluating the combination of PDS0101, M7824 and NHS-IL12 in advanced HPV-associated cancer  12  Indication  Patients with advanced HPV-associated cancer who have failed prior treatment  Clinical Agents  Bintrafusp alfa (M7824): Bifunctional “trap” fusion proteinM9241 (NHS-IL12): Antibody-conjugated immuno-cytokinePDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells  Study goals  Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Full enrollment of 45 patients triggered following achievement of objective response in ≥ 3 checkpoint inhibitor naive patientsTrial completion expected in Q1 2022  Trial Sponsor    The objective of this trial is to confirm that PDS0101 enhances the therapeutic benefit of M7824 & NHS IL-12 and may lead to expanded evaluation in several cancers with PDS0102-0104

 13  Bintrafusp alfa (M7824 - bi-functional checkpoint inhibitor)  Tumor Regression: 0/16 (0%)T-cell Clones: 22  PDS0101 + Bintrafusp alfa + M9241 (NHH IL-12)  Tumor Regression: 13/17 (76%)T-cell Clones: 3  *Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612  Preclinical study: Triple combination of PDS0101, bintrafusp alfa and M9241 demonstrated higher level of efficacy than bintrafusp alfa monotherapy  Red – CD8+ (killer) T-cellsGreen – CD4 + (helper) T-cells  T-cell clones per 25% of TCR repertoire (Average)  Combination of PDS0101 with M9241 or Bintrafusp alfa generated superior targeted T-cell response; triple combination demonstrated superior efficacy            T-cell induction levels

 PDS0101 Phase 1 clinical trial: Powerful CD8+ T-cell response resulted in regression of CIN cervical lesions & supported continued clinical studies  14    * When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.  Most patients infected with multiple strains of HPV  CIN lesion regression at 1-3 months    60%  20%  20%  Phase 1 trial results showed no serious or dose-limiting toxicities of PDS0101 monotherapy  Monotherapy overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-b inducing killer T-cells vs. pre-treatment at day 14 led to rapid clearance of lesions*

 Objective response rate is measured by RESCIST 1.1 and represents at least a 30% reduction in tumor sizeAdvanced recurrent/refractory HPV-related cancer that is checkpoint inhibitor naïve:Patients who fail chemotherapy and/or radiation progress to checkpoint inhibitor therapy12-24% ORR with standard of care checkpoint inhibitors30% ORR reported by experimental therapy Bintrafusp alfa is the highest reported to dateAdvanced recurrent/refractory HPV-related cancer that is checkpoint inhibitor refractory:Few treatment options exist for these patients5-10% ORR reported with checkpoint inhibitors  PDS0101 phase 2 triple combination trial: Evaluated potential for superior preclinical tumor regression in advanced HPV-related cancer  15  The most critical limitation of immunotherapy is the inability to induce large numbers of powerful tumor-attacking CD8+ (killer) T-cells within the body, that can result in tumor reduction or elimination in a significant number of advanced cancer patients  Strauss J, et al. J Immunother Cancer. 2020 Dec;8(2):e001395

 Checkpoint inhibitor naïve patients who failed both chemotherapy and/or radiation treatment)Tumor types represented in checkpoint inhibitor naïve study arm include anal, cervical, head and neck and vaginal  Triple combination achieved 83% ORR among 6 HPV16-positive patients  16    HPV16 positive subjects  CurrentStandard of Care(Checkpoint Inhibitors)  Number of subjects  6    Number of objective responses (tumor reduction)  5    Percentage of objective responses  83%  12-24%  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 14 patients; numbers will change as more patients undergo evaluation  Preliminary results suggest PDS0101 induction of in-vivo tumor-attacking HPV16 killer (CD8+) T-cells may result in effective targeting of the HPV16-positive tumors resulting in disease reduction

 Patients who failed chemotherapy, radiation and checkpoint inhibitor therapyTumor types represented in checkpoint inhibitor naïve study arm include anal, cervical, head and neck and vulvar  Preliminary results suggest the triple combination may provide superior efficacy over checkpoint inhibitor monotherapy, even in immunologically limited patients  Triple combination achieved 63% ORR among 8 HPV16-positive checkpoint inhibitor refractory patients  17    HPV16 positive subjects  Current Standard of Care(Checkpoint Inhibitors)  Number of subjects  8    Number of objective responses (tumor reduction)  5    Percentage of objective responses  63%  5-12%  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   * These numbers reflect data as of evaluation of 14 patients; numbers will change as more patients undergo evaluation

 18  PDS Biotech-sponsored phase 2 trial evaluating the combination of PDS0101 and KEYTRUDA for first-line treatment of HPV-associated metastatic/recurrent head and neck cancer   Indication  First line treatment of patients with HPV-associated head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Objective response rate (ORR) and overall survival (OS)  Timing  Preliminary data – Q4 2021/Q1 2022, ORR in first 20 patients (efficacy in 7 of 38 required to enroll all 96 patients)  Trial Partner    If achieved, confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

 19  A Phase 2, investigator-initiated clinical trial evaluating PDS0101 in combination with chemoradiation therapy in patients with advanced cervical cancer  Indication  Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT – Standard of Care): Cisplatin & radiation therapyPDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Rate of regression in patients with primary tumor ≥5cm  Timing  Preliminary data – Q4 2021/Q1 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment  Trial Sponsor    If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

 Studies are designed to demonstrate efficacy and broad applicability of PDS0101 and the Versamune® T-cell activating platform  20  Potential to enhance anti-cancer efficacy of various cancer treatments: Combinations with checkpoint inhibitors, chemotherapy and novel therapies may demonstrate Versamune®’s versatility.  Broad potential for additional partnerships: Successful phase 2 studies with PDS0101 and PDS0203 could enable a broad pipeline of Versamune®-based products containing various antigens.  Potential to treat all types of HPV-cancer: PDS0101 Phase 2 clinical studies address all types of HPV-associated cancers.  Potential applications beyond oncology: PDS0203 COVID-19 phase 1/2 trials may demonstrate protection and induce durable T-cell responses against conserved regions of mutating viruses.

 PDS0101 Near-term Milestones & Market Opportunities

 Projected PDS0101 milestones through 2022*  *Based on current enrollment and forecast modeling as of May 2021. Subject to change.  4Q22  3Q22  2Q22  1Q22  4Q21  3Q21  2Q21  1Q21  Preliminary efficacy Data from advanced HPV-associated cancer trial (NCI)  Interim Data from HPV-associated Cancer trial (NCI) expected  Preliminary Data from ImmunoCerv combo trial (MD Anderson) expected  Potential preliminary data from VERSATILE-002 (Keytruda combo)      Completion of HPV-associated cancer trial (NCI)    PDS0101    22    PDS Biotech Funded Clinical Trials  Partner Co-Funded Clinical Trials

 23  Approximately 43,000 patients are diagnosed with HPV-associated cancers annually in the US1Existing immunotherapies cost $120,000+ annually per patient2Incidence rate is growing and remains a significant unmet medical need  1Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.2Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research  Females (24,391)  Males (18,280)  US annual HPV-associated cancer incidence1  PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)-16, which represents 70-80% of the HPV-associated cancer market

 Versamune® has demonstrated the potential for immunological compatibility with a wide array of tumor and pathogenic antigens  Reference: Clin Cancer Res. 2009 Sep 1;15(17):5323-37. doi: 10.1158/1078-0432.CCR-09-0737  Versamune®’s unique flexibility means it may work well with a wide range of identified tumor and infectious disease antigens4 tumor antigens are currently being utilized with the Versamune® platformPDS0102 (TARP) for the treatment of AML, prostate and breast cancerPDS0103 (MUC1) for the treatment of breast, colorectal, ovarian and non-small cell lung cancerPDS0104 (TRP2) for the treatment of melanomaOver 70 tumor antigens have been identified to dateProof of concept data from ongoing clinical trials could trigger development activities for Versamune®-based products through partnerships and licensing  24

 PDS Biotech’s robust Versamune®-based oncology pipeline is being developed in partnership with the leaders in immuno-oncology  25  Reference: Data on file.

 Farmacore License Agreement for Versamune®-Based COVID Vaccine

 Development of PDS0203, if successful, may offer potential advantages as a second generation COVID-19 vaccine  May be effective against multiple COVID-19 variantsDemonstrated induction of killer CD8+ and helper CD4+ T cells that can target less variable regions of the SARS-CoV-19 virus and may be effective against currently circulating variants.May grant long-lasting immunityDemonstrated induction of long-lasting, virus-specific memory T-cells necessary for longer term protection.High potential for safetyPDS0203 is a subunit vaccine, and does not require the use of attenuated viruses, traditional adjuvants, DNA or RNA. Versamune®-based vaccines have shown no serious or dose limiting reactions.   27

 Consortium has received a commitment of up to ~US$60 million from MCTI, Brazil to support phase 1-3 clinical development and manufacturing scale-upPDS Biotech has licensed Versamune® technology to Farmacore to develop a COVID-19 vaccine candidate Farmacore is responsible for antigen manufacturing and clinical developmentPhase 1/2 study anticipated to start following Farmacore’s submission of a full data package to and subsequent approval from Anvisa (Brazilian regulatory agency)PDS Biotech is closely monitoring the evolving political situation in Brazil as which may result in potential challenges to developing a Versamune®-based COVID-19 vaccineIntellectual property protections for a Versamune-based COVID-19 vaccine potentially at riskBrazil’s senate has voted for compulsory licensing for COVID-19 vaccine technology Legislative process is ongoingFunding release is subject to negotiations among Farmacore, MCTI, and Brazilian authorities  PDS0203, if development is successful, could offer another option to address the COVID-19 global health crisis   28

 Final Comments

 Rapid commercialization strategy  30  Promising early data in both oncology and infectious disease: Early clinical data and preclinical data suggest potential efficacy, safety and versatility of the Versamune® platformNear-term milestones: PDS0101 interim efficacy data presented at ASCO in NCI-led Phase 2; preliminary data from MD Anderson-led study and PDS Biotech-led VERSATILE-002 anticipated Q4 2021 - Q2 2022Validation of approach: All three on-going phase 2 clinical trials supported and partnered with leading and top-tier institutions in the field of cancer and immuno-oncologyCommercialization path: Clinical studies demonstrating enhancement of FDA-approved anti-cancer products may offer potential for expedited programsRapid adoption strategy: Evaluation of PDS0101 in combination with standard of care in multiple HPV-associated cancers    Potential Advantages and Differentiators  *Based on current enrollment and forecast modeling as of May 2021. Subject to change.